Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2459

PowerPicks Portfolio 2026-1

Supplement to the Prospectus

As a result of a previously announced spinoff, your Portfolio received one share of Versigent Ltd for every three shares of Aptiv plc held as of the close of business on March 17, 2026, the record date. Following the completion of this spinoff, your Portfolio now holds, and will continue to purchase, shares of both Aptiv plc and Versigent Ltd.

Supplement Dated: April 1, 2026